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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 of 15(d) of

                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 9, 2003

                           IRON MOUNTAIN INCORPORATED
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
                                  ------------
                          (State or other jurisdiction
                                of incorporation)

            1-13045                                   23-2588479
            -------                                   ----------
         (Commission                                (IRS Employer
         File Number)                             Identification No.)

                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
                       -----------------------------------
          (Address of principal executive offices, including zip code)

                                 (617) 535-4766
                             -----------------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

         On April 8, 2003, we announced a proposed underwritten public offering of an additional $250 million in aggregate principal amount of 7-3/4% Senior Subordinated Notes due 2015 (the "7-3/4% Notes"). We priced the offering today and will sell $300 million of our 7-3/4% Notes at 104.0% of par, which implies an effective yield to worst of 7.066%, or a total purchase price of $1,040.00, plus accrued interest from December 30, 2002, per $1,000 of principal amount of notes. The net proceeds to us are expected to be $307.3 million, after paying the underwriters' discounts and commissions and estimated expenses. We intend to use the net proceeds from the offering to fund our offer to purchase and consent solicitation relating to our outstanding 8-3/4% Senior Subordinated Notes due 2009 (the "8-3/4% Notes"), which was separately announced the same day, or to otherwise redeem the 8-3/4% Notes, and for general corporate purposes, including the possible repayment of outstanding borrowings under our revolving credit facility, the possible repayment of other indebtedness and possible future acquisitions. Copies of our press releases regarding these events are being filed as exhibits to this report.

         The public debt offering of the 7-3/4% Notes will be made only by means of a prospectus supplement. This Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities.

         The tender offer to purchase and consent solicitation will be made only by means of our Offer to Purchase and Consent Solicitation Statement dated April 9, 2003 and related materials. This Form 8-K shall not constitute an offer to purchase or a consent solicitation with regard to the 8-3/4% Notes.

         In the quarter in which our Offer to Purchase and Consent Solicitation Statement dated April 9, 2003 relating to our outstanding 8-3/4% Notes is completed, which we expect to occur in the second quarter of 2003, we will record a pretax charge to other (income) expense, net of approximately $14 million related to the early retirement of all of the outstanding 8-3/4% Notes, which consists of redemption premium and transaction costs of approximately $10 million and original issue discount and unamortized deferred finance transaction costs related to the 8-3/4% Notes of approximately $4 million.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

EXHIBIT NO.     ITEM

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99.1            The Company's press release, dated April 8, 2003, regarding proposed public debt offering.

99.2 The Company's press release, dated April 8, 2003, regarding tender offer and consent solicitation relating to the 8-3/4% Senior Subordinated Notes due 2009.

99.3 The Company's press release, dated April 9, 2003, regarding the pricing of the Company's public debt offering.


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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   IRON MOUNTAIN INCORPORATED

                                   (Registrant)

                                    By: /s/ JEAN A. BUA
                                       --------------------------------------
                                    Name:   Jean A. Bua
                                    Title:  Vice President and Corporate
                                            Controller


Date: April 9, 2003